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                                                                EXHIBIT d(4)(f)


                                 AMENDMENT NO. 5
                                       TO
                            FOREIGN COUNTRY SELECTION
              AND MANDATORY SECURITIES DEPOSITORY RESPONSIBILITIES
                              DELEGATION AGREEMENT


         This Amendment No. 5, dated as of March 1, 1999, amends the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between A I M Advisors, Inc., a Delaware corporation and each registered investment company (the "Investment Companies") and its respective portfolios (the "Funds") listed on the signature page thereof (as amended and supplemented, the "Agreement").

         NOW, THEREFORE, the parties agree as follows;

         The list of Investment Companies and Funds covered by the Agreement is hereby amended to include the following portfolio of AIM Equity Funds,
         Inc.:

                  AIM Large Cap Growth Fund

         In all other respects, the Agreement is hereby confirmed and remains in full force and effect.



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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to be executed by their respective officers on the date first written above.


                                              A I M ADVISORS, INC.



Attest:                                       By: /s/ CAROL F. RELIHAN
       --------------------------------          -------------------------------
       Assistant Secretary                       Senior Vice President



AIM ADVISOR FUNDS, INC.                  AIM INTERNATIONAL FUNDS, INC.
AIM Advisor Flex Fund                    AIM Asian Growth Fund
AIM Advisor International Value Fund     AIM European Development Fund
AIM Advisor Large Cap Value Fund         AIM International Equity Fund
AIM Advisor MultiFlex Fund               AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund             AIM Global Growth Fund
                                         AIM Global Income Fund
AIM EQUITY FUNDS, INC.
AIM Aggressive Growth Fund               AIM VARIABLE INSURANCE FUNDS, INC.
AIM Blue Chip Fund                       AIM V.I. Aggressive Growth Fund
AIM Capital Development Fund             AIM V.I. Balanced Fund
AIM Charter Fund                         AIM V.I. Capital Appreciation Fund
AIM Constellation Fund                   AIM V.I. Capital Development Fund
AIM Large Cap Growth Fund                AIM V.I. Diversified Income Fund
AIM Weingarten Fund                      AIM V.I. Global Growth and Income Fund
                                         AIM V.I. Global Utilities Fund
AIM FUNDS GROUP                          AIM V.I. Government Securities Fund
AIM Balanced Fund                        AIM V.I. Growth Fund
AIM Global Utilities Fund                AIM V.I. Growth & Income Fund
AIM High Yield Fund                      AIM V.I. High Yield Fund
AIM Income Fund                          AIM V.I. International Equity Fund
AIM Money Market Fund                    AIM V.I. Money Market Fund
AIM Select Growth Fund                   AIM V.I. Telecommunications Fund
AIM Value Fund                           AIM V.I. Value Fund

AIM INVESTMENT SECURITIES FUNDS          EMERGING MARKETS DEBT PORTFOLIO
AIM High Yield Fund II
                                         GROWTH PORTFOLIO
AIM SPECIAL OPPORTUNITIES FUNDS          Small Cap Portfolio
AIM Small Cap Opportunities Fund         Value Portfolio
AIM Mid Cap Opportunities Fund

AIM SUMMIT FUND, INC.



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GLOBAL INVESTMENT PORTFOLIO              AIM GROWTH SERIES
Global Consumer Products and Services    AIM New Pacific Growth Fund
   Portfolio                             AIM Europe Growth Fund
Global Financial Services Portfolio      AIM Japan Growth Fund
Global Infrastructure Portfolio          AIM International Growth Fund
Global Natural Resources Portfolio       AIM Worldwide Growth Fund
                                         AIM Mid Cap Equity Fund
GT GLOBAL FLOATING RATE FUND, INC.       AIM Small Cap Growth Fund
(doing business as AIM Floating Rate     AIM Basic Value Fund
   Fund)
                                         GT GLOBAL VARIABLE INVESTMENT
AIM SERIES TRUST                            TRUST
AIM Global Trends Fund                   GT Global Variable Latin America Fund
                                         GT Global Variable Telecommunications
FLOATING RATE PORTFOLIO                     Fund
                                         GT Global Variable Growth & Income
AIM EASTERN EUROPE FUND                     Fund
                                         GT Global Variable Strategic Income
AIM INVESTMENT FUNDS                        Fund
AIM Global Government Income Fund        GT Global Variable Emerging Markets
AIM Strategic Income Fund                   Fund
AIM Emerging Markets Debt Fund           GT Global Variable Government Income
AIM Global Growth & Income Fund             Fund
AIM Emerging Markets Fund                GT Global Variable U.S. Government
AIM Developing Markets Fund                 Income Fund
AIM Latin American Growth Fund           GT Global Variable Infrastructure
AIM Global Financial Services Fund          Fund
AIM Global Health Care Fund              GT Global Variable Natural Resources
AIM Global Telecommunications Fund          Fund
AIM Global Consumer Products and
   Services Fund                         GT GLOBAL VARIABLE INVESTMENT SERIES
AIM Global Infrastructure Fund           GT Global Variable New Pacific Fund
AIM Global Resources Fund                GT Global Variable Europe Fund
                                         GT Global Variable America Fund
                                         GT Global Variable International Fund
                                         GT Global Variable Money Market Fund



        /s/ SAMUEL D. SIRKO
Attest: /s/ P. MICHELLE GRACE            By: /s/ ROBERT H. GRAHAM
       --------------------------------     ------------------------------------
       Assistant Secretary                  President